UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2003

1-6880 (Commission File Number)

U.S. BANCORP (Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	41-0255900 (I.R.S. Employer Identification Number)

800 Nicollet Mall Minneapolis, Minnesota 55402 (Address of principal executive offices and zip code)

(612) 973-1111 (Registrant’s telephone number, including area code)

(not applicable) (Former name or former address, if changed since last report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Press Release issued by U.S. Bancorp on April 15, 2003.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 15, 2003, U.S. Bancorp (the “Company”) issued a press release discussing first quarter 2003 results. The press release is being filed under Item 12 as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By: /s/ TERRANCE R. DOLAN Terrance R. Dolan Executive Vice President and Controller (Chief Accounting Officer and Duly Authorized Officer)
DATE: April 15, 2003